UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 28, 2008

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27231	13-3818604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4810 Eastgate Mall
San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

(858) 812-7300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth below under Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 28, 2008, Kratos Defense & Security Solutions, Inc., a Delaware corporation (“Kratos”), White Shadow, Inc., a California corporation and wholly-owned subsidiary of Kratos (“Merger Sub”), and SYS a California corporation (“SYS”), consummated the merger of the Merger Sub with and into SYS (the “Merger”) pursuant to the terms of that certain Agreement and Plan of Merger and Reorganization, dated as of February 20, 2008 (the “Merger Agreement”).

In connection with the Merger, each issued and outstanding share of SYS common stock as of June 28, 2008, the effective date of the Merger, was converted into the right to receive 1.2582 shares of Kratos common stock.  Pursuant to the Merger Agreement Kratos has or will issue approximately 25,258,722 shares of its common stock and may issue up to an additional 1,731,857 shares of Kratos common stock pursuant to outstanding SYS Subordinated Convertible Notes and warrants assumed by Kratos in connection with the Merger.  The Merger is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.  The consideration for and the other terms and conditions of the Merger were determined by arms-length negotiations between Kratos, Merger Sub and SYS.

SYS is a provider information connectivity solutions that capture, analyze and present real-time information to its customers in the Department of Defense, Department of Homeland Security, other government agencies and large industrial companies.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the Merger Agreement attached as Exhibit 2.1 to the Current Report on Form 8-K filed by Kratos on February 22, 2008.  Kratos issued a press release on June 30, 2008 regarding the closing of the Merger, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation.

In connection with the Merger, Kratos entered into amendments to its senior secured credit agreements comprised of (i) the “First Lien Credit Agreement” with KeyBanc as lead arranger and book runner, KeyBank, as administrative agent, and the other lenders party thereto, and (ii) the “Second Lien Credit Agreement” with KeyBanc, as lead arranger and book runner, KeyBank, as administrative agent, and the other lenders party thereto.  The amendments to the First and Second Lien Credit Agreements provide for certain add-backs to Consolidated EBITDA and the approval by the lenders of the Unsecured Subordinated Convertible Notes issued by SYS as Subordinated Debt pursuant to Section 7.1(f) of the Credit Agreement.

The foregoing description of the Amendments to the First and Second Lien Credit Agreements does not purport to be complete and is qualified in its entirety by the Amendments to the First and Second Lien Credit Agreements attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial information required by this item, if any, with respect to the Merger, will be filed as soon as practicable, and in any event not later than 71 days after the date on which any Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(b) Pro Forma Financial Information.

The pro forma financial information required by this item, if any, with respect to the Merger, will be filed as soon as practicable, and in any event not later than 71 days after the date on which any Current Report on Form 8-K is required to be filed pursuant to Item 2.01.

(d) Exhibits.

2.1	(1)

Merger Agreement, dated February 20, 2008, by and among Kratos Defense & Security Solutions, Inc., White Shadow, Inc. and SYS. Certain schedules and exhibits referenced in the Merger Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

10.1

Second Amendment to First Lien Credit Agreement, dated as of June 26, 2008, among Kratos Defense & Security Solutions, Inc., KeyBank National Association, as Administrative Agent and Lender and the other financial institutions parties thereto and KeyBanc Capital Markets as lead arranger and book runner.

10.2

Second Amendment to Second Lien Credit Agreement, dated as of June 26, 2008, among Kratos Defense & Security Solutions, Inc., KeyBank National Association, as Administrative Agent and Lender, the other financial institutions parties thereto and KeyBanc Capital Markets as lead arranger and book runner.

99.1		Press Release of Kratos Defense & Security Solutions, Inc. issued on June 30, 2008.

(1)	Previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 22, 2008 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.

Date: July 3, 2008	/s/ Deanna H. Lund
Deanna H. Lund
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number		Description

2.1	(1)

Merger Agreement, dated February 20, 2008, by and among Kratos Defense & Security Solutions, Inc., White Shadow, Inc. and SYS. Certain schedules and exhibits referenced in the Merger Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

10.1

Second Amendment to First Lien Credit Agreement, dated as of June 26, 2008, among Kratos Defense & Security Solutions, Inc., KeyBank National Association, as Administrative Agent and Lender and the other financial institutions parties thereto and KeyBanc Capital Markets as lead arranger and book runner.

10.2

Second Amendment to Second Lien Credit Agreement, dated as of June 26, 2008, among Kratos Defense & Security Solutions, Inc., KeyBank National Association, as Administrative Agent and Lender, the other financial institutions parties thereto and KeyBanc Capital Markets as lead arranger and book runner.

99.1		Press Release of Kratos Defense & Security Solutions, Inc. issued on June 30, 2008.

(1)	Previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 22, 2008 and incorporated herein by reference.